-------------------------------------------------------------------------------
Description of art work on the front cover of the report

Three thin vertical green lines on the right side of the page.
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ANNUAL
REPORT

DECEMBER 31, 1995





WRIGHT
U.S. TREASURY
MONEY MARKET
FUND



THE WRIGHT MANAGED
INVESTMENT FUNDS





                              WRIGHT U.S. TREASURY
                               MONEY MARKET FUND

===============================================================================

       WRIGHT U.S. TREASURY MONEY MARKET FUND seeks a high rate of current income but with added safety that comes from limiting its investments to securities of the U.S. Government and its agencies. There may be an added advantage to investors that reside in states and municipalities that do not tax dividend income from mutual funds investing exclusively in U.S. Government securities.






                        TABLE OF CONTENTS

===============================================================================


     INVESTMENT
         OBJECTIVES..................Inside Front Cover


     LETTER TO
         SHAREHOLDERS................................ 1


     WRIGHT U.S. TREASURY MONEY MARKET FUND
         Monthly Net Income Per Share................ 2
         Portfolio of Investments.................... 3
         Financial Statements........................ 4

                  WRIGHT U.S. TREASURY MONEY MARKET FUND
===============================================================================





                                                 February 1996



Dear Shareholders:

     The Wright U.S. Treasury Money Market Fund (WTMM) had a 1.3% total return for the fourth quarter of 1995, matching the return of the average Treasury money market fund. For all of 1995, the Fund's return was 5.3%, also in line with the average money market fund's performance. WTMM, which holds only short-term U.S. Treasury securities, had an average maurity of 89 days at the end of the fourth quarter, up from 75 days three months earlier.

Three-month Treasury bill rates declined by 33 basis points in the final quarter of 1995. Much of the decline came late in the quarter following the Federal Reserve's 25 basis-point cut in the fed funds rate. With the economy clearly slowing in the fourth quarter and into early 1996, Wright expects the Fed to ease further early in 1996, by as much as 75 basis points; lower returns on short-term securities appear likely.

It should be understood that performance data quoted above represents past performance which is not predictive of future performance and that the investment return of a money market fund fluctuates on a daily basis.

                                                   Sincerely,



                                                  Peter M. Donovan
                                                  President

WRIGHT U.S. TREASURY MONEY MARKET FUND -- 1995
==============================================================================

                                    MONTHLY                  CUMULATIVE              ANNUALIZED   INVESTMENT   RETURN
   MONTH                          NET INCOME                   RETURN             ______________________________________
   ENDING                          PER SHARE                PER SHARE (a)           1  Month     3  Month     Cumulative
-------------------------------------------------------------------------------------------------------------------------
                                                              $1,000.00
  Jan.  31                       $0.004187833                  1,004.19                4.93%                      4.93%
  Feb.  28                        0.003954237                  1,008.16                5.15%                      5.05%
  Mar.  31                        0.004495298                  1,012.69                5.29%         5.15%        5.15%
  Apr.  30                        0.004486644                  1,017.23                5.46%         5.33%        5.24%
  May   31                        0.004575083                  1,021.89                5.39%         5.40%        5.29%
  Jun.  30                        0.004443119                  1,026.43                5.41%         5.44%        5.33%
  Jul.  31                        0.004539099                  1,031.09                5.34%         5.40%        5.35%
  Aug.  31                        0.004461950                  1,035.69                5.25%         5.36%        5.36%
  Sep.  30                        0.004266125                  1,040.11                5.19%         5.29%        5.36%
  Oct.  31                        0.004355057                  1,044.64                5.13%         5.21%        5.36%
  Nov.  30                        0.004144636                  1,048.97                5.04%         5.14%        5.35%
  Dec.  31                        0.004214358                  1,053.39                4.96%         5.07%        5.34%
                                   ----------

      Total                      $0.052123439

                (a): Assumes reinvestment of monthly dividends.


                 WRIGHT U.S. TREASURY MONEY MARKET FUND
                       PORTFOLIO OF INVESTMENTS
                          DECEMBER 31, 1995
===============================================================================

Face                            Interest  Maturity
Amount     Issuer                 Rate     Date        Value
-------------------------------------------------------------------------------


$  200,000   U. S. Treasury Bills  5.240%  01/25/96  $   199,301
   100,000   U. S. Treasury Bills  5.200%  01/25/96       99,653
   600,000   U. S. Treasury Bills  5.210%  01/25/96      597,915
 3,500,000   U. S. Treasury Bills  4.700%  02/01/96    3,485,835
 1,200,000   U. S. Treasury Bills  5.350%  02/15/96    1,191,975
 2,300,000   U. S. Treasury Bills  5.270%  02/22/96    2,282,491
 5,250,000   U. S. Treasury Bills  5.310%  02/29/96    5,204,312
   950,000   U. S. Treasury Bills  5.280%  03/07/96      940,804
   400,000   U. S. Treasury Bills  5.310%  03/07/96      396,106
 1,150,000   U. S. Treasury Bills  5.295%  03/07/96    1,138,837
 5,500,000   U. S. Treasury Bills  4.760%  03/07/96    5,452,003
 2,400,000   U. S. Treasury Bills  5.340%  03/14/96    2,374,012
 1,000,000   U. S. Treasury Bills  5.300%  03/14/96      989,253
 3,800,000   U. S. Treasury Bills  5.350%  03/28/96    3,750,869
   300,000   U. S. Treasury Bills  5.300%  04/04/96      295,848
   400,000   U. S. Treasury Bills  5.260%  04/04/96      394,506
   900,000   U. S. Treasury Bills  5.270%  04/04/96      887,616
   200,000   U. S. Treasury Bills  5.240%  04/04/96      197,264
   300,000   U. S. Treasury Bills  5.210%  04/04/96      295,919
 1,600,000   U. S. Treasury Bills  5.315%  04/04/96    1,577,795
   600,000   U. S. Treasury Bills  5.190%  04/04/96      591,869
 3,500,000   U. S. Treasury Bills  5.000%  04/25/96    3,444,097
   800,000   U. S. Treasury Bills  5.250%  05/09/96      784,950
   600,000   U. S. Treasury Bills  5.270%  05/09/96      588,669
 3,300,000   U. S. Treasury Bills  5.240%  05/09/96    3,238,037
 1,400,000   U. S. Treasury Bills  5.220%  05/16/96    1,372,392
   300,000   U. S. Treasury Bills  5.190%  05/16/96      294,118
   400,000   U. S. Treasury Bills  5.120%  05/16/96      392,263
 2,000,000   U. S. Treasury Bills  5.180%  05/30/96    1,956,833
   200,000   U. S. Treasury Bills  5.210%  05/30/96      195,658
   250,000   U. S. Treasury Bills  5.230%  05/30/96      244,552
   800,000   U. S. Treasury Bills  5.220%  05/30/96      782,600
                                                      ----------

TOTAL INVESTMENTS
AT AMORTIZED COST -- 99.5%                           $45,638,352

Other Assets, less Liabilities  -- 0.5%                  250,595
                                                      ----------

Net Assets -- 100.0%                                 $45,888,947
                                                     ===========

                     See notes to financial statements



                     WRIGHT U.S. TREASURY MONEY MARKET FUND
===============================================================================

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1995
-------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost and value
   (Note 1A).................................... $45,638,352
Cash............................................     237,761
Receivable for Fund shares sold.................     195,080
Deferred organizational costs (Note 1D).........       5,440
                                                 ----------

   Total Assets................................. $46,076,633

LIABILITIES:
Payable for Fund shares reacquired.... $121,922
Payable to dividend disbursing agent..   52,032
Investment Adviser fee payable........    4,916
Custodian fee payable.................    3,100
Trustees' fees payable................      250
Accrued expenses and other liabilities    5,466
                                       --------

   Total Liabilities..................               187,686
                                                 -----------

NET ASSETS (Consisting of paid-in capital)...... $45,888,947
                                                 ===========

Net Asset Value, Offering Price, and Redemption
   Price Per Share ($45,888,947 / 45,888,947 shares
   of beneficial interest outstanding)..........       $1.00
                                                 ===========



                       STATEMENT OF OPERATIONS
                 For the Year Ended December 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income (Note 1B)........................$ 2,632,668
                                                 -----------

Expenses --
 Investment Adviser fee (Note 3).......  $162,732
 Administrator fee (Note 3)............    32,543
 Compensation of Trustees not affiliated with
  the Investment Adviser or Administrator.. 1,563
 Custodian fee (Note 3)................    42,735
 Audit and legal.......................    22,068
 Registration costs....................    15,385
 Transfer & dividend disbursing agent
  fees ................................    10,284
 Shareholder communication expense.....     5,774
 Amortization of organization costs(Note 1D)4,630
 Printing..............................     2,611
 Miscellaneous.........................     2,526
                                         --------

    Total expenses...................... $302,851
                                         --------

Deduct --
  Reduction of Investment Adviser
   fee (Note 3)......................... $ 87,656
  Reduction of Custodian fee (Note 3)...    5,959
                                         --------

    Total deductions.................... $ 93,615
                                         --------

  Net expenses...................................    209,236
                                                 -----------

  Net investment income..........................$ 2,423,432
                                                 ===========



                      STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
                                                                                                 Year Ended December 31
                                                                                                  1995             1994
                                                                                             -----------------------------
FROM OPERATIONS:
   Net investment income..................................................................   $  2,423,432     $  1,697,224
                                                                                             ------------     ------------

DIVIDENDS DECLARED FROM NET INVESTMENT INCOME (Note 2)....................................   $ (2,423,432)    $ (1,697,224)
                                                                                             ------------     ------------

FROM FUND SHARE  (PRINCIPAL)  TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE
(Note 4):
   Proceeds from sale of shares...........................................................   $217,876,175     $204,314,264
   Net asset value of shares issued to shareholders in connection with the merger of
     Wright Managed Money Market Fund (Note 7)............................................             --       16,981,815
   Net asset value of shares issued to shareholders in payment of dividends declared......      1,823,063        1,121,380
   Cost of shares reacquired..............................................................   (242,687,133)    (164,551,690)
                                                                                             ------------     ------------

     Increase (decrease) in net assets from Fund share transactions.......................   $(22,987,895)    $ 57,865,769
                                                                                             ------------     ------------

       Net increase (decrease) in net assets..............................................   $(22,987,895)    $ 57,865,769

NET ASSETS:
   Beginning of year......................................................................     68,876,842       11,011,073
                                                                                             ------------     ------------

   End of year............................................................................   $ 45,888,947     $ 68,876,842
                                                                                             =============    =============

                                           See notes to financial statements.

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
===============================================================================

                                                                                 Year Ended December 31,
                                                              -------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                           1995         1994          1993         1992        1991(2)
---------------------------------------------------------------------------------------------------------------------------

Net asset value -- beginning of period.........               $1.00        $1.00        $1.00         $1.00        $1.00

Income from Investment Operations:
   Net investment income(1)  ..................                0.05212      0.03494      0.02503       0.03221      0.02526

Less Distributions:
   From net investment income..................               (0.05212)    (0.03494)    (0.02503)     (0.03221)    (0.02526)
                                                              --------     --------     --------     --------     --------

Net asset value -- end of period...............               $1.00        $1.00        $1.00         $1.00        $1.00
                                                              =========    =========    =========    =========    =========

Total Return(4)................................                5.34%        3.55%        2.53%         3.27%        5.06%(3)
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted).......               $45,889      $68,877      $11,011      $13,856       $15,233
   Ratio of net expenses to average daily
     net assets................................                0.46%(5)     0.45%        0.45%         0.46%        0.25%(3)
   Ratio of net investment income to average daily
     net assets................................                5.22%        3.77%        2.52%         3.19%        4.95%(3)


(1)During each of the above periods, the Investment Adviser reduced its fee and in certain periods was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                                  Year Ended December 31,
                                                              -------------------------------------------------------------
                                                               1995         1994          1993         1992        1991(2)
---------------------------------------------------------------------------------------------------------------------------
Net investment income per share................                $0.05120     $0.03253     $0.01977     $0.02958     $0.02159
                                                              =========    =========    =========    =========    =========
Ratios (As a percentage of average daily net assets):
   Expenses....................................                   0.65%        0.71%        0.97%        0.72%     0.97%(3)
                                                              =========    =========    =========    =========    =========
   Net investment income ......................                   5.03%        3.51%        1.99%        2.93%     4.23%(3)
                                                              =========    =========    =========    =========    =========


(2) For the period from the start of business, June 28, 1991, to December 31, 1991.
(3) Annualized.
(4)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be invested at the net asset value on the payable date.
(5)Custodian fees were reduced by credits  resulting from cash balances the Fund maintained  with the Custodian  (Note 3). The  computation of net expenses to average daily net assets reported above is computed without  consideration of such credits, in accordance with reporting regulations in effect beginning in
   1995. If these credits were considered,  the ratio of net expenses to average daily net asets would have been reduced to 0.45%.



                       See notes to financial statements

                     WRIGHT U.S. TREASURY MONEY MARKET FUND
                         NOTES TO FINANCIAL STATEMENTS

===============================================================================


(1)  SIGNIFICANT ACCOUNTING POLICIES


     Wright U.S. Treasury Money Market Fund (the Fund) is a series of The Wright Managed Income Trust (the Trust) and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.


         A. Valuation of Investments -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Fund's use of amortized cost is subject to the Fund's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

         B. Interest Income -- Interest income consists of interest accrued and discount earned (including both original issue and market discount) on the investments of the Fund, accrued ratably to the date of maturity plus or minus net realized gain or loss, if any, on investments.

         C. Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and distribute to shareholders each year all of its taxable income. Accordingly, no provision for federal income or excise tax is necessary.

         D.   Deferred  Organization  Costs  --  Costs  incurred  by the Fund in
              connection  with  its   organization  are  being  amortized  on  a
              straight-line basis through June 1996.

         E. Other -- Investment transactions are accounted for on the date the investments are purchased or sold.



(2)  DIVIDENDS

     The net investment income of the Fund is determined daily, and all of the net investment income so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed monthly in the form of additional shares of the Fund or, at the election of the shareholder, in cash, on the payable date.



(3) INVESTMENT ADVISER AND ADMINISTRATOR FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund has engaged Wright Investors' Service (Wright) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based on a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels.

For the year ended December 31, 1995, the effective annual rate was 0.35%. To enhance the net income of the Fund, Wright reduced its investment adviser fee by $87,656. The Fund has also engaged Eaton Vance Management (Eaton Vance) to act as administrator of the Fund. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund and is compensated based on a percentage of average daily net assets which rate is reduced as average daily net assets exceed certain levels. For the year ended December 31, 1995, the effective annual rate was 0.07%. The custodian fee was paid to Investors Bank & Trust Company (IBT) for its services as custodian to the Fund. Prior to November 10, 1995, IBT was an affiliate of Eaton Vance. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credits are reported as a reduction of expenses in the Statement of Operations.

Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations. Except as to Trustees who are not affiliated with Wright or Eaton Vance, Trustees and officers receive remuneration for their services to the Fund out of the fees paid to Wright or Eaton Vance.



(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

(5)  INVESTMENTS

     Purchases and sales and maturities of investments aggregated $297,818,179 and $319,229,911, respectively.


(6)  LINE OF CREDIT

     The Fund participates with other funds managed by Wright in a line of credit with a bank which allows the Funds to borrow up to $20,000,000 collectively. The line of credit consists of a $10,000,000 committed facility and a $10,000,000 uncommitted facility. Interest is charged to each fund based on its borrowings, at a rate equal to the bank's base rate. In addition, the funds pay a prorated commitment fee computed at a rate of 1/4 of 1% of $10,000,000 less the value of any borrowing. The Trust did not have any borrowings under the line of credit during the year ended December 31, 1995.


(7)  ACQUISITION OF WRIGHT MANAGED MONEY MARKET FUND

     On March 30, 1994, the Fund acquired the net assets of Wright Managed Money Market Fund pursuant to a plan of reorganization dated March 28,1994 and approved by the shareholders of both funds. The acquisition was accomplished by a tax-free exchange of 16,981,815 shares of Wright Managed Money Market Fund for the same number of shares of Wright U.S. Treasury Money Market Fund. The aggregate net assets of the Fund immediately after the acquisition was $40,883,041.

                          INDEPENDENT AUDITORS' REPORT

===============================================================================



To the Trustees and Shareholders of
The Wright Managed Income Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Wright U.S. Treasury Money Market Fund (one of the series constituting The Wright Managed Income Trust) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Wright U.S. Treasury Money Market Fund series of The Wright Managed Income Trust as of December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE, LLP




Boston, Massachusetts
February 2, 1996

-------------------------------------------------------------------------------
Description of art work on the back cover of the report

Three thin vertical green lines on the right side of the page.
-------------------------------------------------------------------------------


THE WRIGHT
U.S. TREASURY
MONEY MARKET FUND

ANNUAL
REPORT

OFFICERS AND TRUSTEES OF THE FUNDS
Peter M. Donovan, President and Trustee
H. Day Brigham, Jr., Vice President, Secretary and Trustee
A. M. Moody III, Vice President and Trustee
Judith R. Corchard, Vice President
Winthrop S. Emmet, Trustee
Leland Miles, Trustee
Lloyd F. Pierce, Trustee
George R. Prefer, Trustee
Raymond Van Houtte, Trustee
James L. O'Connor, Treasurer
William J. Austin, Jr., Assistant Treasurer

ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

INVESTMENT ADVISER
Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

PRINCIPAL UNDERWRITER
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

CUSTODIAN
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

TRANSFER AND DIVIDEND DISBURSING AGENT
First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 1559
Boston, Massachusetts 02104

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.